UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2026

Atrium Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-43008	39-4639499
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Atrium Therapeutics, Inc.

10578 Science Center Drive, Suite 125

San Diego, California 92121

(Address of principal executive offices, including zip code)

(619) 876-0700

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RNA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

Atrium Therapeutics, Inc., a Delaware corporation (the “Company”), previously filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form 10, as amended (the “Registration Statement”), relating to the pro rata distribution (the “Distribution”) of all the issued and outstanding shares of the Company’s common stock, par value $0.001 per share, by Avidity Biosciences, Inc. (“Avidity”) to holders of shares of Avidity’s common stock, par value $0.0001 per share, as of the distribution record date of February 12, 2026, at a ratio of one share of the Company’s common stock for every ten shares of Avidity’s common stock.

On February 26, 2026, the Registration Statement was declared effective by the SEC. The Registration Statement included a preliminary information statement that describes the Distribution and provides important information regarding the Company’s business and management. The final information statement, dated February 26, 2026, is attached hereto as Exhibit 99.1.

The Distribution was consummated as of today and an aggregate of 15,514,966 shares of the Company’s common stock were distributed by Avidity, which no longer owns any equity interest in the Company. The shares of the Company’s common stock are expected to begin trading on February 27, 2026 on The Nasdaq Global Select Market under the symbol “RNA.”

In connection with the Distribution and the related transactions, the closing of the previously announced acquisition of Avidity by Novartis AG (the “Acquisition”) is expected to occur on February 27, 2026, subject to the satisfaction or waiver of customary closing conditions.

The information set forth in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995, including with respect to the Acquisition, as described in the Registration Statement (collectively the “Transactions”). Forward-looking statements can generally be identified by words such as “potential,” “can,” “will,” “plan,” “may,” “could,” “would,” “expect,” “anticipate,” “look forward,” “believe,” or similar terms. You should not place undue reliance on these statements. Such forward-looking statements are based on the Company’s current beliefs and expectations regarding future events, and are subject to significant known and unknown risks and uncertainties, including the risks and factors referred to in the Registration Statement. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those set forth in the forward-looking statements. There can be no guarantee that the Acquisition will be completed in the expected timetable or at all. The Company is providing the information in this Current Report on Form 8-K as of this date and does not undertake any obligation to update any forward-looking statements contained in this Current Report on Form 8-K as a result of new information, future events or otherwise, except to the extent required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Information Statement of Atrium Therapeutics, Inc., dated February 26, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2026

Atrium Therapeutics, Inc.

By:	/s/ Kathleen Gallagher
Kathleen Gallagher
Chief Executive Officer